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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 33-18114 and 33-52861) pertaining to the stock option plans of
Grossman's Inc. of our report dated April   , 1996 with respect to the
consolidated financial statements and schedule of Grossman's Inc. and subsidiaries included in the Annual Report (Form 10-K) for the year ended December 31, 1995.

                                          ERNST & YOUNG LLP

Boston, Massachusetts
April   , 1996